UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A
CURRENT REPORT

(Amendment No. 1)

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 7, 2007

CHINA SECURITY & SURVEILLANCE
TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50917	98-0509431
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

13/F, Shenzhen Special Zone Press Tower, Shennan Road
Futian, Shenzhen, China, 518034

(Address of Principal Executive Offices)

(86) 755-83765666
Registrant's Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 6, 2006, China Security & Surveillance Technology, Inc. (the “Company”) completed an agreement to acquire 100% of the equity of Shanghai Cheng Feng Digital Technology Co., Ltd. Effective that date, the Company assumed the risks of ownership and began managing the acquired company. On December 19, 2006, the Company completed the cash payment for the acquisition of all of the issued and outstanding capital stock of Shanghai Cheng Feng Digital Technology Co., Ltd (the “Acquisition”). On December 26, 2006, the Company filed a Current Report on Form 8-K (the “Current Report”) to report the Acquisition. The purpose of this Amendment No. 1 to the Current Report is to file the financial statements and pro forma information required by Item 9.01 of Form 8-K.

The Company hereby amends and restates Item 9.01 of the Current Report to read in its entirety as follows:

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

Reference is made to the following financial statements attached hereto as Exhibit 99.1:

Shanghai Cheng Feng Digital Technology Co., Ltd.

(i)	Consolidated balance sheets as of June 30, 2006 (unaudited), December 31, 2005 and 2004;

(ii)	Consolidated statements of income and comprehensive income for the six-month periods ended June 30, 2006 and 2005 (unaudited), and the years ended December 31, 2005 and 2004;

(iii)	Consolidated statements of changes in shareholders' equity for the six-month period ended June 30, 2006 (unaudited), and the years ended December 31, 2005 and 2004; and

(iv)	Consolidated statements of cash flows for the six-month periods ended June 30, 2006 and 2005 ( unaudited), and the years ended December 31, 2005 and 2004.

(b)  Pro-forma Financial Report.

Reference is made to the following financial reports attached hereto as Exhibit 99.1:

(i)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006;

(ii)	Unaudited Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 2006; and

(iii)	Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2005.

(c) Exhibits

Exhibit 99.1
Consolidated balance sheets as of June 30, 2006 (unaudited), December 31, 2005 and 2004; Consolidated statements of income and comprehensive income for the six-month periods ended June 30, 2006 and 2005 (unaudited), and the years ended December 31, 2005 and 2004; Consolidated statements of changes in shareholders' equity for the six-month period ended June 30, 2006 (unaudited), and the years ended December 31, 2005 and 2004; Consolidated statements of cash flows for the six-month periods ended June 30, 2006 and 2005 ( unaudited), and the years ended December 31, 2005 and 2004 for Shanghai Cheng Feng Digital Technology Co., Ltd.; Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006; Unaudited Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 2006; and Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Security & Surveillance Technology, Inc.

Date: March 7, 2007

/s/ Guoshen Tu
Chief Executive Officer